Employee Future Benefits (Tables)	6 Months Ended
Jun. 30, 2020
Employee Future Benefits
Disclosure of Net Defined Benefit Liability (Asset)

The Company sponsors a pension plan in Germany (The Aeterna Zentaris GmbH Pension Plan). The change in the Company’s accrued benefit obligations is summarized as follows:

	June 30, 2020			Year ended December 31, 2019
	Pension benefit plans	Other benefit plans	Total	Total
	$	$	$	$
Balances – Beginning of the period	13,705	83	13,788	13,205
Current service cost	23	1	24	49
Interest cost	75	—	75	241
Actuarial loss arising from changes in financial assumptions	30	—	30	1,040
Benefits paid	(214)	(1)	(215)	(483)
Impact of foreign exchange rate changes	(24)	—	(24)	(264)
Balances – End of the period	13,595	83	13,678	13,788
Amounts recognized:
In net income (loss)	(98)	(1)	(99)	(262)
In other comprehensive loss	(6)	—	(6)	(810)